SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-06              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On    October    25,    2002      distribution     was    made    to    the
Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  October 28, 2002          By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Statement to Certificate Holders
                                      October 25, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1     82,400,000.00    59,485,703.44    4,325,982.91     102,303.02      4,428,285.93      0.00      0.00       55,159,720.53
IA2     59,500,000.00    59,500,000.00            0.00     288,575.00        288,575.00      0.00      0.00       59,500,000.00
IA3     27,350,000.00    27,350,000.00            0.00     148,829.58        148,829.58      0.00      0.00       27,350,000.00
IA4     11,150,000.00    11,150,000.00            0.00      63,555.00         63,555.00      0.00      0.00       11,150,000.00
IA5     23,425,364.00    23,425,364.00            0.00     138,990.49        138,990.49      0.00      0.00       23,425,364.00
IIA1   376,138,403.00   345,173,924.35    7,662,486.98   2,157,337.03      9,819,824.01      0.00      0.00      337,511,437.37
AR             100.00             0.00            0.00           0.00              0.00      0.00      0.00                0.00
IPP            100.00           100.00            0.00           0.63              0.63      0.00      0.00              100.00
IIPP           100.00           100.00            0.00           0.63              0.63      0.00      0.00              100.00
IIP     11,669,831.00    11,050,965.15      292,098.52           0.00        292,098.52      0.00      0.00       10,758,866.63
IM1      4,777,159.00     4,777,159.00            0.00      27,866.76         27,866.76      0.00      0.00        4,777,159.00
IM2      2,653,977.00     2,653,977.00            0.00      15,481.53         15,481.53      0.00      0.00        2,653,977.00
IB       1,061,592.00     1,061,592.00            0.00       6,192.62          6,192.62      0.00      0.00        1,061,592.00
IIB1     4,997,532.00     4,978,770.40        3,853.56      31,117.32         34,970.88      0.00      0.00        4,974,916.84
IIB2     3,198,420.00     3,186,412.58        2,466.28      19,915.08         22,381.36      0.00      0.00        3,183,946.30
IIB3     1,399,308.00     1,394,054.75        1,079.00       8,712.84          9,791.84      0.00      0.00        1,392,975.75
IIB4       799,605.00       796,603.14          616.57       4,978.77          5,595.34      0.00      0.00          795,986.57
IIB5       599,703.00       597,451.62          462.43       3,734.07          4,196.50      0.00      0.00          596,989.19
IIB6       999,508.00       995,756.31          770.66       6,223.48          6,994.14      0.00      0.00          994,985.65
IX               0.00             0.00            0.00     320,146.18        320,146.18      0.00      0.00                0.00
TOTALS 612,120,702.00   557,577,933.74   12,289,816.91   3,343,960.03     15,633,776.94      0.00      0.00      545,288,116.83

IAIO    20,000,000.00    20,000,000.00            0.00     108,333.33        108,333.33      0.00      0.00       20,000,000.00
IIX     22,733,446.00    20,329,428.12            0.00     127,058.93        127,058.93      0.00      0.00       19,966,996.97
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1   22540VP63      721.91387670     52.49979260     1.24154150     53.74133410          669.41408410       IA1      2.063750 %
IA2   22540VP71    1,000.00000000      0.00000000     4.85000000      4.85000000        1,000.00000000       IA2      5.820000 %
IA3   22540VP89    1,000.00000000      0.00000000     5.44166654      5.44166654        1,000.00000000       IA3      6.530000 %
IA4   22540VP97    1,000.00000000      0.00000000     5.70000000      5.70000000        1,000.00000000       IA4      6.840000 %
IA5   22540VQ21    1,000.00000000      0.00000000     5.93333320      5.93333320        1,000.00000000       IA5      7.120000 %
IIA1  22540VQ47      917.67796534     20.37145614     5.73548729     26.10694343          897.30650919       IIA1     7.500000 %
AR    22540VR53        0.00000000      0.00000000     0.00000000      0.00000000            0.00000000       AR       7.500000 %
IPP   22540VR95    1,000.00000000      0.00000000     6.30000000      6.30000000        1,000.00000000       IPP      7.500000 %
IIPP  22540VS29    1,000.00000000      0.00000000     6.30000000      6.30000000        1,000.00000000       IIPP     7.500000 %
IIP   22540VQ62      946.96873931     25.03022709     0.00000000     25.03022709          921.93851222       IIP      0.000000 %
IM1   22540VQ70    1,000.00000000      0.00000000     5.83333316      5.83333316        1,000.00000000       IM1      7.000000 %
IM2   22540VQ88    1,000.00000000      0.00000000     5.83333239      5.83333239        1,000.00000000       IM2      7.000000 %
IB    22540VQ96    1,000.00000000      0.00000000     5.83333333      5.83333333        1,000.00000000       IB       7.000000 %
IIB1  22540VR20      996.24582694      0.77109261     6.22653742      6.99763003          995.47473433       IIB1     7.500000 %
IIB2  22540VR38      996.24582763      0.77109323     6.22653685      6.99763008          995.47473440       IIB2     7.500000 %
IIB3  22540VR46      996.24582294      0.77109543     6.22653483      6.99763026          995.47472751       IIB3     7.500000 %
IIB4  22540VR61      996.24582137      0.77109323     6.22653685      6.99763008          995.47472815       IIB4     7.500000 %
IIB5  22540VR79      996.24584169      0.77109836     6.22653213      6.99763049          995.47474333       IIB5     7.500000 %
IIB6  22540VR87      996.24646326      0.77103935     6.22654346      6.99758281          995.47542391       IIB6     7.500000 %
TOTALS               910.89540334     20.07744040     5.46290955     25.54034995          890.81796294

IAIO  22540VQ39    1,000.00000000      0.00000000     5.41666650      5.41666650        1,000.00000000       IAIO     6.500000 %
IIX   22540VQ54      894.25193699      0.00000000     5.58907479      5.58907479          878.30929680       IIX      7.500000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                               October 25, 2002

Section 4.04(a)(i)      Scheduled Principal Payments (Total)                                                    465,013.29
                        Group 1                                                                                 177,104.58
                        Group 2                                                                                 287,908.71

                        Principal Prepayments (Total)                                                        11,824,803.67
                        Group 1                                                                               4,148,878.33
                        Group 2                                                                               7,675,925.34

                        Repurchase Principal (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Substitution Amounts (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Net Liquidation Proceeds (Total)                                                              0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Insurance Proceeds (Total)                                                                    0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Other Principal (Total)                                                                       0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected (Total)                0
                        Group 1                                                                                          0
                        Group 2                                                                                          0

                        Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)            0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

                        Amount of Prepayment Penalties Collected (Total)                                              0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00

Section 4.04(a)(v)      Beginning Number of Loans Outstanding (Total)                                                3,401
                        Group 1                                                                                        674
                        Group 2                                                                                      2,727

                        Beginning Aggregate Loan Balances (Total)                                           558,639,525.19
                        Group 1                                                                             190,465,486.40
                        Group 2                                                                             368,174,038.79

                        Ending Number of Loans Outstanding (Total)                                                   3,340
                        Group 1                                                                                        662
                        Group 2                                                                                        662

                        Ending Aggregate Loan Balances (Total)                                              546,349,708.23
                        Group 1                                                                             186,139,503.49
                        Group 2                                                                             360,210,204.74


                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                                October 25, 2002

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                   2,827.38
                                Group 1                                                                         1,102.85
                                Group 2                                                                         1,724.53

                                Servicing Fees (Total, including TGIC and PMI Fees)                           294,172.78
                                Group 1                                                                        48,232.69
                                Group 2                                                                       245,940.09

Section 4.04(a)(viii)           Current Advances (Total)                                                             N/A
                                Group 1                                                                              N/A
                                Group 2                                                                              N/A

                                Outstanding Advances (Total)                                                         N/A
                                Group 1                                                                              N/A
                                Group 2                                                                              N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         13              3,915,281.00    2.10 %
                        2 Month          3              1,041,266.49    0.56 %
                        3 Month         10              2,990,703.38    1.61 %
                        Total           26              7,947,250.87    4.27 %

                        Group 2
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         35               4,591,869.06   1.27 %
                        2 Month         22               3,158,679.82   0.88 %
                        3 Month         23               2,665,921.80   0.74 %
                        Total           80              10,416,470.68   2.89 %

                        Group Totals
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month          48              8,507,150.06   1.56 %
                        2 Month          25              4,199,946.31   0.77 %
                        3 Month          33              5,656,625.18   1.04 %
                        Total           106             18,363,721.55   3.37 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%
                        * Only Current Bankruptcies are reflected in the table above.

                Group 1 Balance of Bankruptcies delinquent 31 to 60 Days                                        0.00
                        * Above Figure provided for calculation of Rolling 3 Month Delinquency Rate.

                        Foreclosures
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                         4              2,131,690.41            1.15 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                        15              2,248,572.45            0.62 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                        19              4,380,262.86            0.80 %


                                      -8-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                            October 25, 2002

Section 4.04(a)(xi)     REO Properties
                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                         1                473,169.51                 0.25 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                         3                448,450.87                 0.12 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                         4                921,620.38                 0.17 %


Section 4.04(a)(xii)    Current Realized Losses (Total)                                                 0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Cumulative  Realized Losses (Total)                                             0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                        330
                        Group 1                                                                         329
                        Group 2                                                                         331

Section 4.04(a)(xiv)    Number of Claims Submitted under the TGIC PMI policy                               0
                        Number of Claims Submitted under the TGIC PMI policy                            0.00
                        Total Amount of Claims Submitted under the TGIC PMI policy                         0
                        Total of Claims Paid under the TGIC PMI policy                                  0.00

Group 1 Trigger Event   Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 6.5%?)            NO
                        Group 1 Rolling Three Month Delinquency Rate                               2.64627 %

Group 1 O/C Reporting   Targeted Overcollateralization Amount                                   1,061,590.96
                        Ending Overcollateralization Amount                                     1,061,590.96
                        Ending Overcollateralization Deficiency                                         0.00
                        Group II Excess Interest                                                    6,234.74
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                   323,384.07
                        Monthly Excess Interest applied as Basis Risk Shortfall payments (See Below)3,237.89
                        Payment to Class I-X                                                      320,146.18

Basis Risk Shortfalls   Class I-A-1                                                                     0.00
                        Class I-A-2                                                                     0.00
                        Class I-A-3                                                                     0.00
                        Class I-A-4                                                                     0.00
                        Class I-A-5                                                                 2,999.62
                        Class I-PP                                                                      0.04
                        Class I-M-1                                                                   134.00
                        Class I-M-2                                                                    74.44
                        Class I-B                                                                      29.78


                                     -9-
                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.